Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1
TO
FIFTH AMENDED AND RESTATED FIVE-YEAR CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO FIFTH AMENDED AND RESTATED FIVE-YEAR CREDIT AGREEMENT (this “Amendment”) is made as of October25, 2023, by and among DTE ENERGY COMPANY (the “Borrower”), the lenders listed on the signature pages hereof (the “Lenders”), and CITIBANK, N.A. (“Citibank”), as Administrative Agent (the “Administrative Agent”), under that certain Fifth Amended and Restated Five-Year Credit Agreement, dated as of October 25, 2022, by and among the Borrower, the lenders from time to time parties thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement.
WITNESSETH
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement on the terms and conditions set forth herein; and
WHEREAS, the Borrower, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following:
1.Amendments to the Credit Agreement. Effective as of October 25, 2023 (the “Amendment Effective Date”) and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:
1.1.    Section 1.01 of the Credit Agreement is hereby amended to insert the following new definition alphabetically therein:
“Convertible Debt” means Debt that is either (a) convertible into equity (and cash in lieu of fractional shares) and/or cash (in an amount determined by reference to the price of such equity) or (b) sold as units with call options, warrants or rights to purchase (or substantially equivalent derivative transactions) that are exercisable for equity and/or cash (in an amount determined by reference to the price of such equity).

1.2.    Section 6.01 (d) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(d)    The Borrower or any of its Significant Subsidiaries shall fail to pay any principal of or premium or interest on any Debt that is outstanding in a principal or notional amount of at least $100,000,000 in the aggregate (but excluding Debt outstanding hereunder and Nonrecourse Debt) of the Borrower or such Significant Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; provided, however, that none of the following events will, in and of themselves, be an Event of Default under this Section 6.01(d): (x) the occurrence of any customary event or condition that vests the right of any holder of Convertible Debt to submit any Convertible Debt for conversion, exchange or exercise in accordance with its terms; or (y) any actual conversion, exchange or exercise of any Convertible Debt in accordance with its terms, unless, in each case of clauses (x) and (y), such occurrence, conversion, exchange or exercise results from a default under such Convertible Debt or an event of the type that constitutes (or, with notice or passage of time, would constitute) an Event of Default; or
2.    Conditions of Effectiveness. This Amendment shall become effective as of the Amendment Effective Date upon (i) the Administrative Agent’s receipt of (a) duly executed counterparts of the signature pages hereof by each of the Borrower, Lenders constituting Required Lenders and the Administrative Agent and (b) such other documents, instruments and agreements as the Administrative Agent shall reasonably request and (ii) the Borrower’s payment of all fees and reasonable expenses due and payable to the Administrative Agent, the Required Lenders and any Arranger on the Amendment Effective Date, including, to the extent invoiced, reimbursements or payment of all out-of pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement, if any.
3.    Representations and Warranties and Reaffirmations of the Borrower.
3.1.    The Borrower hereby represents and warrants that (i) this Amendment and the Credit Agreement as previously executed and as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the

Borrower in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally), and (ii) no Default or Event of Default has occurred and is continuing.
3.2.    Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as modified hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Amendment Effective Date, except that any such covenant, representation, or warranty that was made as of a specific date shall be considered reaffirmed only as of such date.
4.    Reference to and Effect on the Credit Agreement.
4.1.    Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to “this Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.
4.2.    Except as specifically modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.
4.3.    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
4.4.    Upon satisfaction of the conditions set forth in Section 2 hereof and the execution hereof by the Borrower, Lenders constituting Required Lenders and the Administrative Agent, this Amendment shall be binding upon all parties to the Credit Agreement.
4.5.    This Amendment shall constitute a Loan Document.
5.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
8.    Sections 8.11 and 8.12 of the Credit Agreement are hereby incorporated by reference into this Amendment and shall apply hereto mutatis mutandis.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

DTE ENERGY COMPANY, as the
Borrower

By: __________________________
Name:
Title:

Signature Page to Amendment No. 1 to Fifth Amended and Restated Five-Year Credit Agreement
DTE Energy Company

CITIBANK, N.A., as Administrative Agent
and as a Lender

By: _______________________________
Name:
Title:

Signature Page to Amendment No. 1 to Fifth Amended and Restated Five-Year Credit Agreement
DTE Energy Company

[_________________], as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 1 to Fifth Amended and Restated Five-Year Credit Agreement
DTE Energy Company